EXHIBIT 10.1

                    TWELFTH AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT
                           (RECEIVABLES AND INVENTORY)

     THIS TWELFTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (RECEIVABLES AND INVENTORY) (this "Twelfth Amendment") is dated as of October 6, 1997 and is entered into between MICREL INCORPORATED, a California corporation (the "Borrower"), and BANK OF THE WEST, a California banking corporation (the "Bank").

                                   RECITALS:
     A. Borrower and Bank have entered into that certain Amended and Restated Loan and Security Agreement (Receivables and Inventory) dated November 29, 1990, that certain First Amendment to Amended and Restated Loan and Security Agreement (Receivables and Inventory) dated February 11, 1991, that certain Second Amendment to Amended and Restated Loan and Security Agreement (Receivables and Inventory) dated August 6, 1991, that certain Third Amendment to Amended and Restated Loan and Security Agreement (Receivables and Inventory) dated as of October 31, 1991, that certain Fourth Amendment to Amended and Restated Loan and Security Agreement (Receivables and Inventory) dated as of June 24, 1992, that certain Fifth Amendment to Amended and Restated Loan and Security Agreement (Receivables and Inventory) dated as of September 24, 1992, that certain Sixth Amendment to Amended and Restated Loan and Security Agreement (Receivables and Inventory) dated as of August 6, 1993, that certain Seventh Amendment to Amended and Restated Loan and Security Agreement (Receivables and Inventory) dated as of April 29, 1994, that certain Eighth Amendment to Amended and Restated Loan and Security Agreement (Receivables and Inventory) dated as of July 2, 1994, that certain Ninth Amendment to Amended and Restated Loan and Security Agreement (Receivables and Inventory) dated as of August 23, 1994, that certain Tenth Amendment to Amended and Restated Loan and Security Agreement (Receivables and Inventory) dated as of March 31, 1995 (collectively, the "Loan Agreement"), and that certain Eleventh Amendment to Amended and Restated Loan and Security Agreement (Receivables and Inventory) dated as of September 30, 1996 (collectively, the "Loan Agreement");

     B. Borrower and Bank intend to further amend the Loan Agreement as provided by this Twelfth Amendment.

                                   AGREEMENT:

     NOW, THEREFORE, Borrower and Bank hereby agree as follows:

     1. This Twelfth Amendment shall modify and, to the extent inconsistent with, amend the Loan Agreement and shall be effective upon the last to occur of
(i) the date of full execution of this Twelfth Amendment or (ii) the satisfaction or waiver by Bank of all conditions precedent set forth herein. Any capitalized term not specifically defined herein shall have the meaning assigned to it in the Loan Agreement.

     2. The first paragraph of Section 5.1 of the Loan Agreement is hereby deleted in its entirety and is replaced with the following:

5.1 This Agreement shall remain in full force and effect until September 30, 1998 and shall continue on a month-to-month basis thereafter until terminated by either party on thirty (30) day's prior written notice. Notice of termination shall be effectuated by the mailing of a registered or certified letter of notice properly addressed to the other party. Notwithstanding the foregoing, upon the occurrence of an Event of Default, Bank may terminate its obligations under this Agreement without notice.

     3.   Section 23 of the Loan Agreement is hereby amended as follows:

     For the purpose of Equipment Purchase Line I, "Draw Period I" shall mean the period between September 30, 1996 and the earlier to occur of the following (the "Term Date I"): (i) September 30, 1998 or (ii) the date on

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which the aggregate of all advances made pursuant to Equipment Purchase Line
I equals Five Million and 00/100 Dollars ($5,000,000.00).

     4. Bank's duties to extend and renew the Obligations and to make advances in accordance with this Twelfth Amendment shall be subject to the satisfaction or written waiver by Bank of the following conditions precedent:

     (i) there being no outstanding and uncured defaults under the Loan Agreement or any other obligations owing by Borrower to Bank;

     (ii)      the satisfaction of each of the conditions precedent set forth in
Article 7 of the Loan Agreement (including, without limitation, Bank's receipt of a secured lending audit, an environmental assessment, evidence of insurance in the form and content required by the Loan Agreement, and a landlord's waiver), each of which is incorporated herein by this reference; and

     (iii) the execution and delivery of (a) this Twelfth Amendment, (b) a Corporate Resolution to Borrow and Pledge in the form and content attached hereto as Exhibit "A" or otherwise acceptable to Bank, (c) an Amended and Restated Equipment Purchase Line Note I in the form and content of the attached
Exhibit I-1, (d) Representations and Warranties in a form and content acceptable to Bank, and (d) such other documents as Bank may request.

     5. Borrower hereby ratifies, reaffirms, and remakes as of the date hereof each and every representation and warranty contained in the Loan Agreement or in any document incident thereto or connected therewith as amended by this Twelfth Amendment.

     6. Except as amended by this Twelfth Amendment, all of the terms and conditions of the Loan Agreement remain in full force and effect.

     IN WITNESS WHEREOF, Borrower has executed and delivered this Twelfth Amendment to Bank on the date first above written at San Jose, California.

                                               "BORROWER"

                                                MICREL INCORPORATED,
                                                a California corporation

                                            By: /S/  ROBERT J. BARKER
                                                -----------------------
                                                   Robert J. Barker
                                                Vice President, Finance

   IN WITNESS WHEREOF, Bank hereby accepts this Twelfth Amendment effective as of October 6, 1997 at San Jose, California.


                                                "BANK"

                                                BANK OF THE WEST,
                                                a California banking corporation


                                             By: /S/  ROBERT J. GALLI
                                                ---------------------
                                                    Robert J. Galli

                                                Regional Vice President


  /S/ Barbara B. Jenkins

[SEAL OF BARBARA B. JENKINS,
      Comm. #1107420
 Notary Public - California
     Santa Clara County
   Comm. Exp. Aug. 4, 2000]


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